UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 4, 2003



                             SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Item 5.  Other Events.


     On March 4, 2003, the registrant announced that it had completed its acquisition of the remaining 65 percent equity interest in Amcor White Cap, LLC, a joint venture of the Company, and that it had closed on $150 million of incremental term loan borrowings under its existing senior secured credit facility. For additional information regarding this announcement, refer to Exhibit 99.1 filed with this Current Report on Form 8-K.


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (c) Exhibits

     Exhibit No.                          Description
     -----------                          -----------

     99.1 Press Release dated March 4, 2003 regarding the completion of the acquisition of the remaining 65 percent equity interest in Amcor White Cap, LLC, and the closing on $150 million of incremental term loan borrowings.









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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SILGAN HOLDINGS INC.


                                      By: /s/ Frank W. Hogan, III
                                          --------------------------------------
                                          Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                          and Secretary

Date:  March 5, 2003












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




                                INDEX TO EXHIBITS



    Exhibit No.                           Description
    -----------                           -----------

     99.1 Press Release dated March 4, 2003 regarding the completion of the acquisition of the remaining 65 percent equity interest in Amcor White Cap, LLC, and the closing on $150 million of incremental term loan borrowings.















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